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                                      EXHIBIT 10

                                  CONSENT OF COUNSEL
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                                DECHERT PRICE & RHOADS
                                 1500 K Street, N.W.
                                      Suite 500
                               Washington, D.C.  20005


                                    March 1, 1996



Neuberger&Berman Advisers Management Trust
605 Third Avenue
Second Floor
New York, New York  10158-0006


          Re:  Post-Effective Amendment No. 19 to Registration
               Statement on Form N-1A for Neuberger&Berman
               Advisers Management Trust (the "Trust")
               (File Nos. 2-88566 and 811-4255)
               ----------------------------------------
Dear Sirs and Madams:

     We hereby consent to the reference to our firm as counsel in each of the Trust's Prospectus and Statement of Additional Information contained in the Post-Effective Amendment No. 19 to the Trust's Registration Statement.

                              Very truly yours,



                              /s/Dechert Price & Rhoads